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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 20, 2004
                                                  ----------------



                             Fidelity Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                   0-22288                 25-1705405
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(State or other jurisdiction     (Commission File          (IRS Employer
of incorporation)                    Number)             Identification No.)


1009 Perry Highway, Pittsburgh, Pennsylvania                  15237
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (412) 367-3300
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
       240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
       240.13e-4(c)).

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 8.01.  Other Events
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         On October 20, 2004,  the  Registrant's  Board of Directors  declared a quarterly cash dividend of $.12 per share payable November 30, 2004 to stockholders of record on November 15, 2004. The Registrant also announced that its Board of Directors had extended its previously announced Stock Repurchase Plan for an additional 12 months through October 20, 2005. For further information, reference is made to the Registrant's press release dated October 20, 2004, which is filed as exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits
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         (c) Exhibits:

                  99.1     Press Release, dated October 20, 2004


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIDELITY BANCORP, INC.


Date: October 20, 2004              By:   /s/Richard G. Spencer
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                                          Richard G. Spencer
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)